EXHBIT 10.7



                                                               October 13,1992
Molecular Geriatrics Inc.
Consulting Agreement


         Molecular Geriatrics, Inc. ("MGI") wishes to retain Peter Davies ("Advisor") for the purpose of consulting in an identified field ("Field"), and Advisor wishes to be so retained to provide advisory services to MGI in the Field. MGI and Advisor, intending to be legally bound, therefore agree that:


          1. Upon Advisor's return to MGI of a copy of this Consulting Agreement, duly signed by Advisor, an agreement will be deemed to have been entered into between both parties effective as of the date hereof upon the terms and conditions set forth below. Commencement of activities, payments, and obligations under this Agreement shall take place upon the dosing of a private placement of securities by Molecular Geriatrics in order to obtain financing for its proposed activities ("Offering"), of which MGI will notify Advisor.


          2. The Field of this Agreement shall be therapeutics for Alzheimer's disease and precursor or related conditions, including any applications in other neurodegenerative diseases derived from the results of the research done under this Agreement. The diagnosis of Alzheimer's disease and precursor or related conditions is specifically excluded from the Field.


          3. Both parties expect that the Advisor will perform consulting services personally, or to the extent Advisor utilizes others, Advisor shall be responsible for oversight of those others. Advisor shall provide such advisory services in relation to the Field as MGI may request, including the following:
Advisor shall advise and inform MGI of developments within the Field; Advisor shall assist MGI in research and development, and other problems in the Field; Advisor shall assist MGI in making suggestions and recommendations for new products, and modifying or improving compounds, preparations and processes of interest to MGI and related to the Field; and Advisor shall assist in the performance of such evaluations of MGI products in the Field AS MGI shall request. At MGI's request, Advisor shall make written reports and consult with MGI's personnel at MGI's facilities or at other mutually agreed locations, at mutually agreed times.

          The Advisor shall have the following additional responsibilities:
Chairman of Scientific Advisory Board, and Advisor on all aspects of Molecular Geriatrics' research. It is expected that time requirements for consulting under the agreement shall be no more than six hours per week.

         4. As full consideration for Advisor's services, as well as agreement to the terms and conditions herein, MGI shall pay Advisor as follows: $55,000 per year, payable monthly during 1992, and payable in thirds on January 1, July 1, and December 10 in years thereafter. In recognition of the long term role the Advisor shall have in relation to MGI's research, MGI shall grant Advisor 600,000 shares of founder's stock at $.00l/share. These founder's shares shall vest in an amount of one quarter (1/4) of the grant at the end of the first year, one quarter (1/4) more at the end of the second year, one quarter (1/4) more at the end of the third year, and the final one quarter (1/4) at the end of the fourth year, thus being fully vested at the end of four years, with each year being calculated from the date of the grant.


          5. MGI shall reimburse Advisor for reasonable expenses incurred by Advisor at MGI's prior request in the performance of services hereunder. Such reimbursement shall be within thirty (30) days of receipt of appropriate statements and receipts.


          6. This Agreement shall be effective for a period of 60 months following full execution of the Agreement and the completion of the Offering. It may be extended upon mutual agreement of the parties.

          7. Advisor's duties and agreements under Paragraphs 8 through 12 of this Agreement expire five (5) years after the term specified in Paragraph 6 of this Agreement, or any extension thereof.


          8. Advisor shall exercise due care to prevent the unauthorized disclosure of Confidential Information. Confidential Information shall include all information concerning MGI and the Field disclosed to Advisor or developed as a result of Advisor's services under this Agreement, including without limitation the ideas, processes, methods, formulae, discoveries, inventions, procedures, techniques, software, designs, data and practices employed by MGI, except any portion thereof which is in the public domain or becomes part of the public domain through no breach by Advisor. Further, Advisor agrees not to use Confidential information for any purpose other than that indicated in this Agreement without MGI's prior written approval. Advisor agrees not to disclose any Confidential Information to any third party unless specifically authorized by MGI, or unless that party is bound by the same restrictions with respect to Confidential Information as the Advisor.


          9. Advisor agrees not to disclose the terms of this Agreement to others, except as required by the institution at which the Advisor is employed, and not to use the name of MGI in any public manner, unless given MGI's prior written approval.


          10. Ownership of any information, inventions, or discoveries (whether patentable or not), improvements, innovations, suggestions, ideas, and reports, conceived, developed, or reduced to practice by Advisor as a result of Advisor's services under this Agreement, shall be governed by Paragraph 5.01 of Sponsored Research Agreement between A.EC.O.M. and MGI.

          11. MGI or Advisor may terminate this Agreement without cause upon thirty (30) days prior written notice. Termination of this Agreement shall not affect any rights obligations which have accrued prior thereto.


          12. Advisor warrants and represents that execution and delivery hereof by Advisor and Advisor's fulfillment of the terms of this Agreement are not inconsistent with other contractual obligations Advisor may have, or with the policies of the institution with which Advisor is associated, including, but not limited to, policies regarding the administration of grants and funded research. Advisor agrees that during the term of this Agreement, Advisor shall not become employed by, nor perform consulting services for, any person or entity reasonably determined by MGI to constitute a competitor in MGI's field of business. If this Agreement is terminated by MGI as a result of a breach hereof by Advisor, or is terminated by Advisor prior to the expiration of the term hereof, then Advisor shall not become employed by, nor perform consulting services for, any person or entity reasonably determined by MGI to constitute a competitor in MGI's field of business for a period of one year after the termination, which agreement shall survive the termination.


          13. Advisor's status under this Agreement is that of an independent contractor, and Advisor shall have no authority to act on behalf of MGI. The manner in which Advisor renders services to MGI will be within Advisor's sole control and discretion, provided that Advisor will cooperate with MGI and use Advisor's best efforts on MGI's behalf within the scope of the terms of this Agreement. Advisor may not assign this Agreement to any third party.


          14. MGI agrees to indemnify Advisor for the cost of defense and for damages awarded, if any, as a result of any claims, liabilities, suits or judgments arising out of this Consulting Agreement, so long as such claims, liabilities, suits, or judgments are not attributable to grossly negligent or intentionally wrongful acts or omissions by Advisor or a breach of this Consulting Agreement.


          15. This Agreement: (i) constitutes the entire understanding of the parties hereto with respect to the manors herein contained and supersedes all prior agreements or undertakings of any nature whatsoever; (ii) may not be amended orally; and (iii) will be governed by the laws of the State of Illinois.


          16. Any attachments hereto are deemed to be part of this Agreement.
Attachment: No _X__ Yes __ If Yes, number of pages ___


          17. Any modifications in this Agreement, including any attachment referred to in Paragraph 17, must be made in writing and executed by both parties.

          18. The MGI contact for communications shall be Hossein Ghanbari or whomever else MGI may designate.

          19. This Agreement is to be executed in duplicate. Please return one fully executed copy to: Molecular Geriatrics, P.O. Box 856, Libertyville, Illinois 60048.



ADVISOR

Company/Individual
                           ----------------------------------
Address
          ----------------------------------------------------
City/State/Zip Code
                           ----------------------------------
Authorized Signature
                          -----------------------------------
Date
         ----------------------------------------------------
Name

Title
         ----------------------------------------------------



MOLECULAR GERIATRICS, INC.

                    Molecular Geriatrics, Inc.
                    P.O. Box 856
                    Libertyville, IL  60048

Authorized Signature
                           -----------------------------------
Date
         -----------------------------------------------------
Name
         -----------------------------------------------------
Title
         -----------------------------------------------------

Molecular Geriatrics Inc.                                     October 13, 1992
Consulting Agreement



      Molecular Geriatrics, Inc. ("MGI") wishes to retain Peter Davies ("Consultant") for the purpose of consulting in an identified field ("Field"), and Consultant wishes to be so retained to provide Consultancy services to MGI in the Field. MGI and Consultant, intending to be legally bound, therefore agree that:


     1. Upon Consultant's return to MGI of a copy of this Consulting Agreement, duly signed by Consultant, an agreement will be deemed to have been entered into between both parties effective as of the date hereof upon the terms and conditions set forth below. Commencement of activities, payments, and obligations under this Agreement shall take place upon the closing of a private placement of securities by Molecular Geriatrics in order to obtain financing for its proposed activities ("Offering"), of which MGI will notify Consultant.


     2. The Field of this Agreement shall be therapeutics for Alzheimer's disease and precursor or related conditions, including any applications in other neurodegenerative diseases derived from the results of the research done under this Agreement. The diagnosis of Alzheimer's disease and precursor or related conditions is specifically excluded from the Field.


     3. Both parties expect that the Consultant will perform consulting services personally, or to the extent Consultant utilizes others. Consultant shall be responsible for oversight of those others. Consultant shall provide such Consultancy services in relation to the Field as MGI may request, including the following: Consultant shall advise and inform MGI of developments within the Field; Consultant shall assist MGI in research and development, and other problems in the Field; Consultant shall assist MGI in making suggestions and recommendations for new products, and modifying or improving compounds, preparations and processes of interest to MGI and related to the Field; and Consultant shall assist in the performance of such evaluations of MGI products in the Field as MGI shall request. At MGI's request. Consultant shall make written reports and consult with MGI's personnel at MGI's facilities or at other mutually agreed locations, at mutually agreed times.

     o The Consultant shall have the following additional responsibilities:
Chairman of Scientific Consultancy Board, and Consultant on all aspects of Molecular Geriatrics' research. It is expected that time requirements for consulting under the agreement shall be no more than two hours per week.

     4. As full consideration for Consultant's services, as well as agreement to the terms and conditions herein, MGI shall pay Consultant as follows: $20,000 per year, payable monthly during 1992, and payable in thirds on January 1, July 1, and December 10 in years thereafter.

     5. MGI shall reimburse Consultant for reasonable expenses incurred by Consultant at MGI's prior request in the performance of services hereunder. Such reimbursement shall be within thirty (30) days of receipt of appropriate statements and receipts.

     6. This Agreement shall be effective for a period of 60 months following full execution of the Agreement and the completion of the Offering. It may be extended upon mutual agreement of the parties.

     7. Consultant's duties and agreements under Paragraphs 8 through 12 of this Agreement expire five (5) years after the term specified in Paragraph 6 of this Agreement, or any extension thereof.

     8. Consultant shall exercise due care to prevent the unauthorized disclosure of Confidential Information. Confidential Information shall include all information concerning MGI and the Field disclosed to Consultant or developed as a result of Consultant's services under this Agreement, including without limitation the ideas, processes, methods, formulae, discoveries, inventions, procedures, techniques, software, designs, data and practices employed by MGI, except any portion thereof which is in the public domain or becomes part of the public domain through no breach by Consultant. Further, Consultant agrees not to use Confidential information for any purpose other than that indicated in this Agreement without MGI's prior written approval. Consultant agrees not to disclose any Confidential Information to any third party unless specifically authorized by MGI, or unless that party is bound by the same restrictions with respect to Confidential Information as the Consultant.


     9. Consultant agrees not to disclose the terms of this Agreement to others, except as required by the institution at which the Consultant is employed, and not to use the name of MGI in any public manner, unless given MGI's prior written approval.


     10. Ownership of any information, inventions, or discoveries (whether patentable or not), improvements, innovations, suggestions, ideas, and reports, conceived, developed,, or reduced to practice by Consultant as a result of Consultant's services under this Agreement, shall be governed by Paragraph 5.01 of Sponsored Research Agreement between A.E.C.O.M. and MGI.


     11. MGI or Consultant may terminate this Agreement without cause upon thirty (30) days prior written notice. Termination of this Agreement shall not affect any rights obligations which have accrued prior thereto.


     12. Consultant warrants and represents that execution and delivery hereof by Consultant and Consultant's fulfillment of the terms of this Agreement are not inconsistent with other contractual obligations Consultant may have, or with the policies of the institution with which Consultant is associated, including, but not limited to, policies regarding the administration of grants and funded research. Consultant agrees that during the term of this Agreement, Consultant shall not become employed by, nor perform consulting services for, any person or entity reasonably determined by MGI to constitute a competitor in MGI's field of business. If this Agreement is terminated by MGI as a result of a breach hereof by Consultant, or is terminated by Consultant prior to the expiration of the term hereof, then Consultant shall not become employed by, nor perform consulting services for, any person or entity reasonably determined by MGI to constitute a competitor in MGI's field of business for a period of one year after the termination, which agreement shall survive the termination.


     13. Consultant's status under this Agreement IS that of an independent contractor, and Consultant shall have no authority to act on behalf of MGI. The manner in which Consultant renders services to MGI will be within Consultant's sole control and discretion, provided that Consultant will cooperate with MGI and use Consultant's best efforts on MGI's behalf within the scope of the terms of this Agreement. Consultant may not assign this Agreement to any third party.

     14. MGI agrees to indemnify Consultant for the cost of defense and for damages awarded, if any, as a result of any claims, liabilities, suits or judgments arising out of this Consulting Agreement, so long AS such claims, liabilities, suits, or judgments are not attributable to grossly negligent or intentionally wrongful acts or omissions by Consultant or a breach of this Consulting Agreement.



     15. This Agreement: (i) constitutes the entire understanding of the parties hereto with respect to the matters herein contained and supersedes all prior agreements or undertakings of any nature whatsoever; (ii) may not be amended orally; and (iii) will be governed by the laws of the State of Illinois.


     16.  Any  attachments  hereto  are  deemed  to be part  of this  Agreement.
Attachment: NO.X_ Yes__ If Yes, number of pages___

     *

     17. Any modifications in this Agreement, including any attachment referred to in Paragraph 17, must be made in writing and executed by both parties.

     18. The MGI contact for communications shall be Hossein Ghanbari or whomever else MGI may designate.


     19. This Agreement is to be executed in duplicate. Please return one fully executed copy to: Molecular Geriatrics, Inc., P.O. Box 856, Libertyville, Illinois 60048.




CONSULTANT

Company Name            ___________________

Address                 ___________________

City/State/Zip Code     ___________________

Authorized Signature    ___________________

Date                    ___________________

Name                    ___________________

Title




MOLECULAR GERIATRICS, INC.

                       Molecular Geriatrics, Inc.
                       P.O. Box 856
                       Libertyville, IL  60048

Authorized Signature   ___________________

Date                   ___________________

Name                   ___________________

Title                  ___________________

Molecular Geriatrics Corporation                              January 31, 1994
Consulting Agreement



         Molecular Geriatrics Corporation ("MGC") wishes to retain Peter Davies, Ph.D. ("Consultant") for the purpose of consulting in an identified field ("Field"), and Consultant wishes to be so retained to provide consulting services to MGC in the Field. MGC and Consultant, intending to be legally bound, therefore agree that


          1. Upon Consultant's return to MGC of a copy of this Consulting Agreement, duly signed by Consultant, an agreement will be deemed to have been entered into between both parties effective as of the January 31,1994 hereof upon the terms and conditions set forth below. Commencement of activities, payments, and obligations under this Agreement shall take place upon the closing of a private placement of securities by Molecular Geriatrics in order to obtain financing for its proposed activities ("Offering"), of which MGC will notify Consultant.


          2. The Field of this Agreement shall be: Diagnostic applications ofALZ-50, ADAP, A-68, and related proteins and reagents.


          3. Both parties expect that the Consultant will perform consulting services personally, or to the extent Consultant utilizes others, Consultant shall be responsible for oversight of those others. Consultant shall provide such consulting services in relation to the Field as MGC may request, including the following: Consultant shall advise and inform MGC of developments within the Field; Consultant shall assist MGC in research and development, and other problems in the Field; Consultant shall assist MGC in making suggestions and recommendations for new products, and modifying or improving compounds, preparations and processes of interest to MGC and related to the Field; and Consultant shall assist in the performance of such evaluations of MGC products in the Field as MGC shall request. At MGC's request. Consultant shall make written reports and consult with MGC's personnel at MGC's facilities or at other mutually agreed locations, at mutually agreed times.


          4. As full consideration for Consultant's services, as well as agreement to the terms and conditions herein, MGC shall pay Consultant as follows: $14,000 per year. This fee payment shall be made at the beginning of each agreement year.


          5. MGC shall reimburse Consultant for reasonable expenses incurred by Consultant at MGC's prior request in the performance of services hereunder. Such reimbursement shall be within thirty (30) days of receipt of appropriate statements and receipts.


          6. This Agreement shall be effective for a period of 36 months following full execution of the Agreement. It may be extended upon mutual agreement of the parties.

          7. Consultant's duties and agreements under Paragraphs 8 through 12 of this Agreement expire five (5) years after the term specified in Paragraph 6 of this Agreement, or any extension thereof.


          8. Consultant shall exercise due care to prevent the unauthorized disclosure of Confidential Information. Confidential Information shall include all information concerning MGC and the Field disclosed to Consultant or developed as a result of Consultant's services under this Agreement, including without limitation the ideas, processes, methods, formulae, discoveries, inventions, procedures, techniques, software, designs, data and practices employed by MGC, except any portion thereof which is in the public domain or becomes part of the public domain through no breach by Consultant. Further, Consultant agrees not to use Confidential Information for any purpose other THAN that indicated in this Agreement without MGC's prior written approval. Consultant agrees not to disclose any Confidential Information to any third party unless specifically authorized by MGC, or unless that party is bound by the same restrictions with respect to Confidential Information as the Consultant.


          9. Consultant agrees not to disclose the existence of this Agreement or discuss its terms with others, except as required by the institution at which the Consultant is employed, and not to use the name of MGC in any public manner, unless given MGC's prior written approval.

     10. Ownership of any information, inventions, or discoveries (whether patentable or not), improvements, innovations, suggestions, ideas, and reports, conceived, developed, or reduced to practice by Consultant as a result of Consultant's services under this Agreement, shall be governed by Paragraph 5.01 of Sponsored Research Agreement between A.E.C.O.M. and MGC.


          11. MGC or Consultant may terminate this Agreement without cause upon thirty (30) days prior written notice. Termination of this Agreement shall not affect any rights obligations which have accrued prior thereto.


          12. Consultant warrants and represents that execution and delivery hereof by Consultant and Consultant's fulfillment of the terms of this Agreement are not inconsistent with other contractual obligations Consultant may have or with the policies of the institution with which Consultant Is associated, including, but not limited to, policies regarding the administration of grants and funded research. Consultant agrees that during the term of this Agreement, Consultant shall not become employed by, nor perform consulting services for, any person or entity reasonably determined by MGC to constitute a competitor in MGC's field of business. If this Agreement is terminated by MGC as a result of a breach hereof by Consultant, or is terminated by Consultant prior to the expiration of the term hereof, then consultant shall not become employed by, nor perform consulting services for, any person or entity reasonably determined by MGC to constitute a competitor in MGC's field of business for a period of one year after the termination, which agreement shall survive the termination.

          13. Consultant's status under this Agreement is that of an independent contractor, and Consultant shall have no authority to act on behalf of MGC. The manner in which Consultant renders services to MGC will be within Consultant's sole control and discretion, provided that Consultant will cooperate with MGC and use Consultant's best efforts on MGC's behalf within the scope of the terms of this Agreement. Consultant may not assign this Agreement to any third party.


          14. MGC agrees to indemnify Consultant for the cost of defense and for damages awarded, if any, as a result of any claims, liabilities, suits or judgments arising out of this Consulting Agreement, so long as such claims, liabilities, suits, or judgments are not attributable to grossly negligent or intentionally wrongful acts or omissions by consultant or a breach of this Consulting Agreement.


          15. This Agreement (i) constitutes the entire understanding of the parties hereto with respect to the matters herein contained and supersedes all prior agreements or undertakings of any nature whatsoever, (ii) may not be amended orally; and (iii) will be governed by the laws of the State of Illinois.


          16. Any attachments hereto are deemed to be part of this Agreement.
Attachment: No _X_ Yes __ If Yes, number of pages ___

          17. Any modifications in this Agreement, including any attachment referred to in Paragraph 16, must be made in writing and executed by both parties.


          18. The MGC contact for communications shall be Hossein Ghanbari or whomever else MGC may designate.


          19. This Agreement is to be executed in duplicate. Please return one fully executed copy to: Molecular Geriatrics Corporation, 101 Waukegan Rd., Suite 970, Lake Bluff, Illinois 60044.



CONSULTANT
       Company/Individual      Peter Davies,. Ph.D
       Address                 Dept. of Pathology F538
       City/State/Zip Code     Aecom, 1300 Morris Park Ave., Bronx, NY 10461
       Authorized Signature    /s/ Peter Davies 1/27/94
       January 31,1993
     Name
     Title                     Peter Davies
                               Professor of Pathology and Neuroscience



MOLECULAR GERIATRICS CORPORATION
                             Molecular Geriatrics Corporation 101
                             Waukegan Rd., Suite 970 Lake Bluff. IL
                             60044



Authorized Signature       /s/ Robert Mauer
January 31,1993
Name                       Robert Mauer
Title                      C.O.O.